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                                                                    EXHIBIT 23.2

[KPMG LOGO]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors
HMN Financial, Inc.:


We consent to the use of our report dated January 30, 2001 incorporated herein by reference in the Registration Statement filed on Form S-8 of HMN Financial, Inc.


                                                /s/ KPMG LLP



Minneapolis, Minnesota
June 29, 2001